UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2006

Regal Entertainment Group

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-31315	02-0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (865) 922-1123

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2006, the Compensation Committee of the Board of Directors of Regal Entertainment Group (the “Company”) approved annual cash bonus awards for 2005 under the Company’s previously disclosed annual executive incentive program (the “Bonus Program”).  The cash bonus awards for 2005 under the Bonus Program for the following officers are set forth in the table below:

Name and Principal Position	Bonus
Michael L. Campbell, Chief Executive Officer and Chairman	$589,100

Gregory W. Dunn, President and Chief Operating Officer	$300,000

Amy E. Miles, Executive Vice President, Chief Financial Officer and Treasurer	$262,500

Peter B. Brandow, Executive Vice President, General Counsel and Secretary	$221,659

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date: February 3, 2006	By:	/s/ PETER B. BRANDOW
		Name:	Peter B. Brandow
		Title:	Executive Vice President, General Counsel and Secretary